Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Consolidated Statements of Operations
Revenue	$ 0	$ 0	$ 2,038
Research and development expenses	26,082	18,180	8,313
General and administrative expenses	4,128	4,196	4,440
Total operating loss	30,210	22,376	10,715
Financial income, net	(1,439)	(1,915)	(934)
Loss before income taxes	28,771	20,461	9,781
Income taxes	0	0	75
Net loss	$ 28,771	$ 20,461	$ 9,856
Basic and diluted net loss per share (in dollars per share)	$ 1.35	$ 0.97	$ 0.54
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share	21,280,787	21,114,399	18,137,689